May 1, 2003
as revised December 15, 2003

PROSPECTUS
------------------------------------------------------------------------

Burnham Fund



Burnham Financial Services Fund

                                                     THE BURNHAM FAMILY OF FUNDS

Burnham Money Market Fund

Burnham U.S. Government Money Market Fund

------------------------------------------------------------------------


As with all mutual funds, the Securities and Exchange Commission does not approve or disapprove these shares or say whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.


                         [BURNHAM FINANCIAL GROUP LOGO]


[LOGO]

                                TABLE OF CONTENTS

      THE FUNDS

      Profiles of the principal strategies and risks of each fund

          Burnham Fund................................................ 2

          Burnham Financial Services Fund............................. 6

          Burnham Money Market Fund...................................10

          Burnham U.S. Government Money Market Fund...................14

      THE INVESTMENT ADVISER..........................................18

      YOUR ACCOUNT
      Instructions and information on investing in the funds

          Choosing A Share Class......................................20

          How To Buy Shares...........................................22

          How To Exchange And Redeem Shares...........................23

          Transaction Policies........................................24

          Tax Considerations And Distributions........................26

      FINANCIAL HIGHLIGHTS
      Fund Performance Data

          Burnham Fund................................................29

          Burnham Financial Services Fund.............................30

          Burnham Money Market Fund...................................31

          Burnham U.S. Government Money Market Fund...................32

      WHERE TO GET MORE INFORMATION...........................BACK COVER

                                            Each of the Burnham funds has its
                                            own risk profile, so be sure to read
                                            this prospectus carefully before
                                            investing in any of the funds.

                                            Mutual funds are not bank accounts
                                            and are neither insured nor
                                            guaranteed by the FDIC or any other
                                            government agency. An investment in
                                            any mutual fund entails the risk of
                                            losing money.

THE BURNHAM FAMILY OF FUNDS

                  Burnham Asset Management was founded in 1989 and today, together with the Burnham Securities Inc., manages approximately $3 billion in assets for investors.

                  The Burnham family of funds offers great flexibility to investors. All the funds share Burnham's fundamental philosophy of prudent investment and risk management through all phases of the economic cycle.


THE FUNDS 1

                                  BURNHAM FUND

TICKER SYMBOL              BURHX (Class A)
                           BURIX (Class B)

[GRAPHIC OMITTED]

PORTFOLIO MANAGER

Jon M. Burnham has had primary day-to-day responsibility for the fund's portfolio since 1995. Mr. Burnham is President, Chief Executive Officer and Chairman of the Board of Trustees of the funds and the Chairman and Chief Executive Officer of the Adviser and Distributor.

IS THIS FUND FOR YOU?

Burnham Fund is best suited for investors who:

 - Want the relative stability of investments in large-capitalization companies with some of the growth opportunities of smaller companies

 - Seek capital growth with a focus on risk management

 - Are investing for the long term

THE FUND SEEKS CAPITAL APPRECIATION, MAINLY LONG-TERM. INCOME IS GENERALLY OF LESSER IMPORTANCE, MEANING THAT IT IS A SECONDARY GOAL.

MAIN STRATEGIES
--------------------------------------------------------------------------------

The fund pursues its goal by investing in a diverse portfolio of common stocks. The fund will invest predominately in large-capitalization companies.

HOW THE FUND SELECTS SECURITIES

In managing the fund's stock portfolio, the manager first uses sector research, which focuses on selecting the industries the fund will invest in (top-down research). The fund seeks to reduce risk by diversifying across many different industries and economic sectors. In the past, the fund has tended to favor the following sectors:


                - Consumer Staples

                - Energy

                - Financial

                - Health Care

                - Technology

The fund may emphasize different sectors in the future.

In selecting individual stocks, the manager looks for companies that appear to have the following characteristics:


                - Potential for sustained operating and revenue growth of at least 10% per year

                - Product leadership and strong management teams that focus on enhancing shareholder value

                - Companies with histories of paying regular dividends

                - Securities that appear undervalued by the market or that seem to be poised to benefit from restructuring or similar business changes

Although the fund typically favors large "blue-chip" companies, it will consider opportunities in medium- and small-capitalization companies that meet its selection criteria.

OTHER INVESTMENTS

The fund may also invest in debt securities of any maturity, duration or credit quality (including junk bonds) from any government or corporate issuer. The fund generally invests in short to medium-term corporate bonds and maintains an average portfolio credit rating of A.

The fund may invest without limit in dollar-denominated foreign securities but only up to 15% of its total assets in non-dollar foreign securities. The fund may make limited investments in derivative instruments. Derivatives are a type of investment whose value is based on other securities or market indices.

Under normal conditions, the fund intends to remain fully invested. In extraordinary conditions, the fund may invest extensively in cash or short-term investment grade debt securities. In such circumstances, the fund would be assuming a temporary defensive position and would not be pursuing its goal.


The fund may lend its portfolio securities to further enhance investment returns. These loans are secured by the delivery to the fund of cash collateral, which may be invested in short-term debt securities and money market instruments. The fund may make loans only to broker-dealers who are members of the New York Stock Exchange (NYSE), or who have net capital of at least $10,000,000. Such loans will not be made against less than 100% cash collateral maintained at 100% of the market value (marked-to-market daily) of the loaned securities. Loans will be made only if the fund can terminate the loan at any time.


MAIN RISKS
--------------------------------------------------------------------------------

The main risk of this fund is a downturn in the stock market, and particularly in stocks of large-capitalization companies. The fund's investments in debt securities will generally fall in value when interest rates rise.

Any of the following situations could cause the fund to lose money or underperform in comparison with its peer group:


         - Any of the categories of securities that the fund emphasizes--large-capitalization stocks or particular sectors--could fall out of favor with the market.

         - Companies in the fund's portfolio could fail to achieve earnings estimates or other market expectations, causing their stock prices to drop.

         - The fund's management strategy or securities selection methods could prove less successful than anticipated.

         - A bond issuer could be downgraded in credit rating or go into default. The risk of default and the price volatility associated with it are greater for junk bonds.

         - If any of the fund's bonds are redeemed substantially earlier or later than expected, performance could suffer.

         - Investments in derivatives could magnify any of the fund's gains or losses.

         - Foreign investments present additional risks compared with domestic investments. These may include:

                  - Unfavorable currency exchange rates

                  - Inadequate financial information

                  - Political and economic upheavals

         These risks are greater in emerging markets.


If the fund lends portfolio securities, there is a risk that the borrower may fail to return the securities. As a result, the fund may incur a loss or, in the event of a borrower's bankruptcy, may be delayed in, or prevented from, liquidating the collateral.

DEFINITION OF
LARGE-CAPITALIZATION STOCKS

Large-capitalization stocks (commonly known as "blue-chip") are usually issued by well established companies. These companies maintain a sound financial base and offer a variety of product lines and businesses. As compared with smaller-capitalization companies, securities of large companies historically have involved less market risk and lower long-term market returns. Their stock prices tend to rise and fall less dramatically than those of smaller-capitalization companies.


This fund considers a stock to be a large-capitalization stock if its total market capitalization (the value of all of its outstanding shares) is $7.8 billion or more.



PAST PERFORMANCE

The chart and table below describe the fund's performance history. All mutual funds present this information so that you can compare funds more readily. Bear in mind that past performance (before and after taxes) is not a guarantee of future performance.

The bar chart shows the fund's annual total returns for the last ten years. Returns for the fund's single best and single worst quarters give some indication of how widely short-term performance has varied. These figures would be lower if they reflected sales charges.

RETURN FOR CLASS A SHARES

                              [PERFORMANCE GRAPH OMITTED]


1993    1994     1995    1996    1997    1998   1999   2000    2001     2002
9.35%   (1.77%)  24.45%  17.60%  24.74%  22.08% 32.71%  2.07%  (14.26%) (23.14%)


BEST QUARTER:         22.87% IN 4TH QUARTER OF 1999
WORST QUARTER:       (14.97%) IN 3RD QUARTER OF 2002


AVERAGE ANNUAL RETURNS

The table presents the fund's average annual returns over 1, 5 and 10 years for each share class and the life of class for Class B shares along with those of recognized U.S. common stock and bond indices. The fund's performance figures assume that all distributions were reinvested in the fund. The performance calculations reflect the deduction of the maximum sales charges and annual fund operating expenses.

For the following periods                                                          Class B:
  ending 12/31/2002                               1 year   5 years   10 years    inception*
CLASS A SHARES
     Return Before Taxes                        (26.98%)     0.70%      7.34%            --

     Return After Taxes on Distributions(1)(2)  (27.52%)   (1.24%)      4.81%            --

     Return After Taxes on Distributions
     and Sale of Fund Shares(1)(2)(4)            (16.21%)    0.33%      5.04%            --

CLASS B SHARES

     Return Before Taxes(3)                     (27.69%)     0.76%         --         6.65%

S & P 500 INDEX                                 (22.09%)   (0.58%)      9.34%         9.11%
(reflects no deduction of fees, expenses or taxes)

Morningstar Large Cap Blend Average             (22.02%)   (1.16%)      7.94%         7.49%
(reflects no deduction of fees, expenses and taxes)

The S&P 500 Index includes the common stocks of 500 large U.S. companies.
The Morningstar Large Cap Blend category consists of equity funds that invest primarily in large U.S. companies whose earnings are expected to increase. The Morningstar Large Cap Blend category and S&P 500 Index performance are reflective of performance for Class B shares that began on 11/1/93. Both are unmanaged.

(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes.

(2) Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs).

(3) The after-tax returns are shown only for Class A shares; after-tax returns for Class B will vary.

(4) Where the return after taxes on distributions and sale of fund shares is higher than the return before taxes, it is due to realized losses. If realized losses occur upon the sale of fund shares, the capital loss is recorded as a tax benefit, which increases the return.

*Class B shares commenced operations on 10/18/93.


FEES AND EXPENSES
--------------------------------------------------------------------------------

The table below describes the fees and expenses you could expect as an investor in this fund. SHAREHOLDER FEES are one-time expenses charged directly to you. ANNUAL FUND OPERATING EXPENSES come out of fund assets, and are reflected in the fund's total return.

FEE TABLE
--------------------------------------------------------------------------------

                                                       Class A          Class B
SHAREHOLDER FEES
     fees paid directly from your investment

Maximum front-end sales charge (load)                   5.00%            NONE
        % of offering price

Maximum contingent deferred sales charge                NONE             5.00%
        % of offering price or the amount you
        receive when you sell shares, whichever is less

ANNUAL FUND OPERATING EXPENSES
         expenses that are deducted from fund assets


Management fees                                         0.60%            0.60%
Distribution (12b-1) fees(1)                            0.25%            1.00%
Other expenses(2)                                       0.54%            0.53%

--------------------------------------------------------------------------------

TOTAL ANNUAL FUND OPERATING EXPENSES(2)                 1.39%            2.13%

(1) Because Rule 12b-1 fees are paid out of the fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying sales charges.

(2) The adviser currently intends to continue to waive and or reimburse certain expenses to the extent required to reduce expenses to 1.39% and 2.14% of the average daily net assets attributable to Class A and Class B shares, respectively. The adviser currently intends to waive its fees and/or reimburse certain expenses indefinitely, but this voluntary action by the adviser may be discontinued at any time on 30 day's notice.

Example

This example shows what you could pay in expenses over time. To help you compare this fund's expenses with those of other funds, the example uses the same hypothetical assumptions as other mutual fund prospectuses:

       - $10,000 original investment
       - 5% annual return
       - No changes in operating expenses
       - Reinvestment of all dividends and distributions

                                    1 year      3 years     5 years     10 years
--------------------------------------------------------------------------------

Class A                             $ 634       $   918      $ 1,222     $ 2,085
Class B with redemption             $ 616       $   967      $ 1,244     $ 2,273
Class B without redemption          $ 216       $   667      $ 1,144     $ 2,273



Because actual returns and expenses may be different, this example is for comparison purposes only. The 10 year figures for Class B shares assume the conversion to Class A shares after eight years.

UNDERSTANDING SHAREHOLDER FEES

FRONT-END SALES CHARGE

An amount charged for the sale of some fund shares, usually sold by a broker or sales professional. A sales charge or load is reflected in the asked or offering price.

ASKED OR OFFERING PRICE

The price at which the fund's shares may be purchased. The asked or offering price includes the current net asset value plus any sales charge.

CONTINGENT DEFERRED SALES CHARGE

A fee imposed when shares are redeemed during the first few years of ownership. Please refer to "Choosing a Share Class" for further information on alternative purchase arrangements.

UNDERSTANDING FUND EXPENSES

MANAGEMENT FEES

Fee paid to the adviser for the supervision of the fund's investment program.

RULE 12b-1 FEES

Under SEC Rule 12b-1, mutual funds may use some of their assets to pay commissions to brokers, other marketing expenses and shareholder service fees. You should take 12b-1 fees into account when choosing a fund and share class.

OTHER EXPENSES

Fees paid by the fund for miscellaneous items such as transfer agency, custodian, administration, professional and registration fees.

                                     BURNHAM
                             FINANCIAL SERVICES FUND

TICKER SYMBOL     BURKX (Class A)
                  BURMX (Class B)

SUBADVISER

Mendon Capital Advisors Corp. is a registered investment adviser incorporated in the State of Delaware. The subadviser has been providing investment advisory services focused in the financial services industry to private investment companies since 1996.

[GRAPHIC OMITTED]

PORTFOLIO MANAGER

Anton Schutz has had the primary day-to-day responsibility for the fund's portfolio since its inception. Mr. Schutz is the President of Mendon Capital Advisors Corp.

IS THIS FUND FOR YOU?

Burnham Financial Services Fund is best suited for investors who:

- Are investing for the long term

- Wish to increase their exposure to the financial services sector

- Seek potentially more rapid capital growth than might be achieved in a sector-diversified fund

- Are comfortable with increased price volatility

This fund's goal is non-fundamental and may be changed without shareholder approval.

THE FUND SEEKS CAPITAL APPRECIATION.

MAIN STRATEGIES
--------------------------------------------------------------------------------

The fund pursues its goals by investing at least 80% of its assets in stocks of U.S. companies in the financial services sector. The fund considers all of the following as part of this sector:

         - Banks and thrifts
         - Securities brokers and dealers
         - Investment management and advisory firms
         - Insurance companies
         - Specialty finance companies
         - Financial conglomerates
         - Publicly traded, government-sponsored financial intermediaries
         - Any company that derives at least 50% of its revenues from doing business with financial services companies, such as a financial software company

HOW THE FUND SELECTS SECURITIES

In selecting stocks, the fund's manager uses a combination of growth and value strategies. The manager seeks growth stocks of companies with the following characteristics:

         - Capable management
         - Attractive business niches
         - Sound financial and accounting practices
         - Demonstrated ability to sustain growth in revenues, earnings and cash flow

The manager also looks for opportunities to purchase value stocks of companies that appear to be:

         - Undervalued based on their balance sheets or individual circumstances
         - Temporarily distressed
         - Poised for a merger or acquisition

Although the fund may invest in companies of any size, it typically focuses on those with market capitalizations of $8 billion or less. The fund generally intends to invest in U.S. companies, but it may also invest up to 10% of its total assets in foreign securities.

This stock selection strategy may lead the fund to concentrate its investments in a limited number of regions of the U.S. The Burnham Financial Services Fund will close to new investors when its net assets reach approximately $325 million. While closed, the fund will not allow new investors to purchase shares of the fund. However, existing shareholders may continue to purchase fund shares, including through the automatic reinvestment of dividends. At the discretion of the fund's Board of Trustees, the fund may open to new investors at a later date.

OTHER INVESTMENTS

The fund may invest up to 20% of its total assets in:

        - Companies outside the financial services sector
        - Debt securities of any maturity, duration, or credit rating (including junk bonds) from any government or corporate issuer, U.S. or foreign

The fund may use derivatives (a type of investment whose value is based on one or more securities or market indices) to hedge against market changes or as a substitute for securities transactions. It may also use derivatives in attempts to profit from anticipated market movements.

Under normal conditions, the fund intends to remain fully invested. In extraordinary circumstances, the fund may invest extensively in cash or short-term investment-grade debt securities. In such circumstances, the fund would be assuming a temporary defensive position and would not be pursuing its goal.


The fund may lend its portfolio securities to further enhance investment returns. These loans are secured by the delivery to the fund of cash collateral, which may be invested in short-term debt securities and money market funds. The fund may make loans only to broker-dealers who are members of the New York Stock Exchange (NYSE), or who have net capital of at least $10,000,000. Such loans will not be made against less than 100% cash collateral maintained at 100% of the market value (marked-to-market daily) of the loaned securities. Loans will be made only if the fund can terminate the loan at any time.

MAIN RISKS
--------------------------------------------------------------------------------

The main risks of this fund are the performance of the stock market and the level of interest rates. Because this fund concentrates its investments in one sector of the economy, investors should expect greater volatility than in a fund that invests across several sectors.

Any of the following situations could cause the fund to lose money or underperform in comparison with its peer group:

        - An adverse event could disproportionately affect the financial services sector.
        - Rising interest rates increase the cost of financing to, and reduce the profitability of, companies in the financial services sector.
        - Any of the categories of securities that the fund emphasizes-- financial services companies and companies with less than $8 billion in market capitalization--could fall out of favor.
        - Companies in the fund's portfolio could fail to achieve earnings estimates or other market expectations, causing their stock prices to drop.
        - Investments in derivatives could magnify any of the fund's gains or losses.
        - A bond issuer could be downgraded in credit quality or go into default. The risk of default and the price volatility associated with it are greater for junk bonds.
        - Foreign investments present additional risks compared with domestic investments. These may include:

        - Unfavorable currency exchange rates
        - Inadequate financial information
        - Political and economic upheavals

        These risks are greater in emerging markets.


If the fund lends portfolio securities, there is a risk that the borrower may fail to return the securities. As a result, the fund may incur a loss or, in the event of a borrower's bankruptcy, may be delayed in, or prevented from, liquidating the collateral.

Portfolio Turnover. The portfolio turnover rate measures the frequency with which the fund sells and replaces its securities within a given period. Recently, the fund has had a high portfolio turnover rate. High turnover can increase the fund's transaction costs, thereby lowering its returns. It also may increase your tax liability. The fund's portfolio turnover rates are shown in the financial highlights table.


WHY INVEST IN FINANCIAL COMPANIES?

DEMOGRAPHICS
The largest consumers of financial services are those in the 45 to 64 age group, which is projected to grow significantly over the next 20 years.

CONSOLIDATION
The current consolidation trend in the financial services sector presents investment opportunities.

DEREGULATION
Deregulation of the financial services industry is enabling firms to enter a wider variety of financial service businesses.

GLOBALIZATION
Increasing globalization provides opportunities for foreign firms to expand their businesses in the financial services sector.

SPECIALIZATION
Financial service providers are "unbundling" financial products to meet customer needs, provide profit opportunities and expand their markets.


PAST PERFORMANCE
--------------------------------------------------------------------------------

The chart and table below describe the fund's performance history. All mutual funds present this information so that you can compare funds more readily. Bear in mind that past performance (before and after taxes) is not a guarantee of future performance.

The bar chart shows the fund's annual total returns for each full calendar year since inception. Returns for the fund's single best and single worst quarters give some indication of how widely short-term performance has varied. These figures would be lower if they reflected sales charges.

RETURN FOR CLASS A SHARES

                              [PERFORMANCE GRAPH OMITTED]


2000        2001        2002
52.78%      29.28%      17.55%



BEST QUARTER:         26.51% IN 3rd QUARTER OF 2000
WORST QUARTER:       (4.83%) IN 3rd QUARTER OF 2001

AVERAGE ANNUAL RETURNS

The table presents the fund's average annual returns over 1 year and since inception for each share class along with those of recognized U.S. common stock indices. The fund's performance figures assume that all distributions were reinvested in the fund. The performance calculations reflect the deduction of the maximum sales charges and annual fund operating expenses.

For the following periods ending 12/31/2002     1 year    Since Inception
                                                           (June 7, 1999)

Class A Shares

     Return Before Taxes                         11.67%        24.04%

     Return After Taxes on Distributions(1)(2)   11.33%        21.39%

     Return After Taxes on Distributions
     and Sale of Fund Shares(1)(2)(4)             7.38%        18.60%

Class B Shares

     Return Before Taxes                         12.50%        24.31%

NASDAQ Bank Index                                 4.52%        20.58%
(reflects no deduction of fees, expenses or taxes)

NASDAQ 100 Financial Index                       (3.74%)       (3.61%)
(reflects no deduction of fees, expenses or taxes)


The NASDAQ Bank Index contains stocks of all types of banks and savings institutions and related holding companies, and establishments performing functions closely related to banking. The NASDAQ 100 Financial Index includes the stocks of the 100 largest financial companies traded on the NASDAQ market system and NASDAQ small cap market.

(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes.

(2) Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs).

(3) The after-tax returns are shown only for Class A shares; after-tax returns for Class B will vary.

(4) Where the return after taxes on distributions and sale of fund shares is higher than the return before taxes, it is due to realized losses. If realized losses occur upon the sale of fund shares, the capital loss is recorded as a tax benefit, which increases the return.


FEES AND EXPENSES
--------------------------------------------------------------------------------

The table below describes the fees and expenses you could expect as an investor in this fund. SHAREHOLDER FEES are one-time expenses charged directly to you. ANNUAL FUND OPERATING EXPENSES come out of fund assets, and are reflected in the fund's total return.

FEE TABLE

                                                Class A           Class B

SHAREHOLDER FEES
 fees paid directly from your investment

Maximum front-end sales charge (load)           5.00%             None
 % of offering price

Maximum contingent deferred sales charge        NONE              5.00%
 % of offering price or the amount you receive when you sell shares, whichever is less

ANNUAL FUND OPERATING EXPENSES
 expenses that are deducted from fund assets



Management fees                                 0.75%             0.75%
Distribution (12b-1) fees(1)                    0.25%             1.00%

Other expenses(2)                               0.60%             0.59%

--------------------------------------------------------------------------------

TOTAL ANNUAL FUND OPERATING EXPENSES(2)         1.60%             2.34%

(1) Because Rule 12b-1 fees are paid out of the fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying sales charges.

(2) The adviser currently intends to waive and/or reimburse certain expenses to the extent required to reduce expenses to 1.60% and 2.34% of the average daily net assets attributable to Class A and Class B shares, respectively. The adviser currently intends to continue to waive and or reimburse certain expenses indefinitely, but this voluntary action by the adviser may be discontinued at any time on 30 day's notice.


EXAMPLE


This example shows what you could pay in expenses over time. To help you compare this fund's expenses with those of other funds, the example uses the same hypothetical assumptions as other mutual fund prospectuses:

       - $10,000 original investment
       - 5% annual return
       - No changes in operating expenses
       - Reinvestment of all dividends and distributions


                                1 year     3 years       5 years      10 years
--------------------------------------------------------------------------------

Class A                         $ 655      $   980       $ 1,327      $ 2,305
Class B with redemption         $ 637      $ 1,030       $ 1,350      $ 2,492
Class B without redemption      $ 273      $   730       $ 1,250      $ 2,492



Because actual return and expenses may be different, this example is for comparison purposes only. The 10 year figures for Class B assume the conversion to Class A shares after 8 years.

UNDERSTANDING SHAREHOLDER FEES

FRONT-END SALES CHARGE

An amount charged for the sale of some fund shares, usually sold by a broker or sales professional. A sales charge or load is reflected in the asked or offering price.

ASKED OR OFFERING PRICE

The price at which the fund's shares may be purchased. The asked or offering price includes the current net asset value plus any sales charge.

CONTINGENT DEFERRED SALES CHARGE

A fee imposed when shares are redeemed during the first few years of ownership. Please refer to "Choosing a Share Class" for further information on alternative purchase arrangements.

UNDERSTANDING FUND EXPENSES

MANAGEMENT FEES

Fee paid to the adviser for the supervision of the fund's investment program.

RULE 12b-1 FEES

Under SEC Rule 12b-1, mutual funds may use some of their assets to pay commissions to brokers, other marketing expenses and shareholder service fees. You should take 12b-1 fees into account when choosing a fund and share class.

OTHER EXPENSES

Fees paid by the fund for miscellaneous items such as transfer agency, custodian, administration, professional and registration fees.

                                     BURNHAM
                                MONEY MARKET FUND

TICKER SYMBOL              BURXX

SUBADVISER

Reich & Tang Asset Management, LLC, a Delaware limited liability company whose origins date back to 1974. Reich & Tang was one of the pioneers in the money market industry. They continue to advise large institutions focusing on liquidity, yield and capital preservation in its management practices.

Portfolio Manager
Molly Flewharty has had the primary day-to-day responsibility for the fund's portfolio since inception. Ms. Flewharty is Senior Vice-President of Reich & Tang Asset Management, LLC.

IS THIS FUND FOR YOU?

Burnham Money Market Fund is best suited for investors who:

 - Seek to preserve capital

 - Are seeking a temporary holding place for investments

 - Are investing for the short-term

 - Are seeking the highest possible income available from short-term securities

This fund's goal is non-fundamental and may be changed without shareholder approval.

THE FUND'S GOAL IS MAXIMUM CURRENT INCOME THAT IS CONSISTENT WITH MAINTAINING LIQUIDITY AND PRESERVING CAPITAL.

MAIN STRATEGIES
--------------------------------------------------------------------------------

The fund is managed to maintain a stable $1.00 share price. The fund invests only in dollar-denominated money market securities of the highest short-term credit quality. Each security must have a remaining maturity of 13 months or less. The fund's average weighted maturity will not exceed 90 days. Its yield will go up and down with changes in short-term interest rates.

HOW THE FUND SELECTS SECURITIES

In managing the portfolio, the subadviser looks for securities that appear to offer the best relative value based on analysis of:

                - Credit quality                   - Yield

                - Interest rate sensitivity        - Price

An investment committee meets weekly to determine the fund's portfolio strategy based on interest rates, credit quality and performance. The primary function of the committee is to develop an approved list of securities that satisfy the funds' credit criteria, guidelines and objectives. From time to time, the fund may emphasize, or overweight, its investments in particular types of issuers or maturities to increase current yields.

The fund may invest in certain foreign securities: dollar-denominated money market securities of foreign issuers, foreign branches of U.S. banks, and U.S. branches of foreign banks.

         DEFINITION OF A MONEY MARKET FUND

         A money market fund is a pool of assets investing in U.S. dollar-denominated short-term debt obligations. Because of the high degree of safety they provide, money market funds typically offer the lowest return of any type of mutual fund.

MAIN RISKS
--------------------------------------------------------------------------------

The main risk of this fund is the level of short-term interest rates. If short-term interest rates rise steeply, the prices of money market securities could fall and threaten the $1.00 share price that the fund tries to maintain.


Any of the following situations could cause the fund to lose money or underperform in comparison with its peer group:

      - An issuer could be downgraded in credit quality or go into default.

      - Foreign securities present additional risks compared with domestic investments. These may include:


              - Inadequate financial information

              - Political and economic upheavals

An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.


MONEY MARKET FUND YIELD

The fund's current yield reflects the relationship between the fund's current level of annual income and its price on a particular day.


TYPES OF MONEY MARKET SECURITIES

U.S. TREASURY BILLS
Debt obligations sold by the U.S. Treasury that mature in one year or less and are backed by the U.S. government.

AGENCY NOTES
Debt obligations of U.S. government agencies.

CERTIFICATES OF DEPOSIT
Receipts for funds deposited at banks that guarantee a fixed interest rate over a specified time period.

REPURCHASE AGREEMENTS
Contracts, usually involving U.S. government securities, whereby one party sells and agrees to buy back securities at a fixed price on a designated date.

BANKERS' ACCEPTANCES
Bank-issued commitments to pay for merchandise sold in the import/export market.

COMMERCIAL PAPER
Unsecured short-term obligations that companies typically issue to finance current operations and expenses.

MEDIUM-TERM NOTES
Unsecured corporate debt obligations that are continuously offered in a range of maturities and structures.

FLOATING RATE NOTE
A debt instrument with a variable interest rate that is typically tied to a money market index. Floating rate notes usually have a maturity of less than five years.

VARIABLE RATE DEMAND NOTES
Notes from commercial banks that are payable on demand. Interest is tied to a money market rate, usually the bank Prime Rate. The rate on the note is adjusted for changes in the base rate.

TAXABLE MUNICIPAL NOTES
Taxable debt obligation of a state or local government entity.


PAST PERFORMANCE
--------------------------------------------------------------------------------

The chart and table below describe the fund's performance history. All mutual funds present this information so that you can compare funds more readily. Bear in mind that past performance is not a guarantee of future performance.

The bar chart shows the fund's annual total returns for each full calendar year since inception. Returns for the fund's single best and single worst quarters give some indication of how widely short-term performance has varied.

RETURN FOR BURNHAM MONEY MARKET FUND

                              [PERFORMANCE GRAPH OMITTED]


2000     2001       2002
5.66%    3.36%      1.00%


BEST QUARTER:         1.45% IN 3RD QUARTER OF 2000
WORST QUARTER:        0.17% IN 3RD QUARTER OF 2002


If you would like to know the current 7-day yield for the fund, call Burnham Shareholder Services at 1-800-462-2392.

AVERAGE ANNUAL RETURNS

The table presents the fund's average annual returns over 1 year and since inception. The fund's performance figures assume that all distributions were reinvested in the fund. The performance calculations reflect the deduction of the annual fund operating expenses.




For the following periods ending 12/31/2002     1 year     Since Inception
                                                             (May 3, 1999)

BURNHAM MONEY MARKET FUND                        1.00%           3.53%



FEES AND EXPENSES
--------------------------------------------------------------------------------

The table below describes the fees and expenses you could expect as an investor in this fund. SHAREHOLDER FEES are one-time expenses charged directly to you. ANNUAL FUND OPERATING EXPENSES come out of fund assets, and are reflected in the fund's total return.

FEE TABLE
--------------------------------------------------------------------------------

SHAREHOLDER FEES                                          NONE
        fees paid directly from your investment

ANNUAL FUND OPERATING EXPENSES
        expenses that are deducted from fund assets


Management fees                                           0.45%
Distribution (12b-1) fees                                 NONE
Other expenses (1)                                        0.70%

--------------------------------------------------------------------------------

TOTAL ANNUAL FUND OPERATING EXPENSES(1)                   1.15%

(1) These are the gross fees and expenses that the fund would have incurred for the fiscal year ended December 31, 2002, if the adviser had not waived any fees and/or reimbursed certain expenses. The adviser currently intends to continue to waive and/or reimburse certain expenses indefinitely, but this voluntary action by the adviser may be discontinued at any time on 30 day's notice. With the cap, actual expenses were:

Management fees                                 0.45%
Distribution (12b-1) fees                       NONE
Other expenses                                  0.52%
---------------------------------------------------------------
Net Annual Fund Operating Expenses              0.97%


EXAMPLE

This example shows what you could pay in expenses over time. To help you compare this fund's expenses with those of other funds, the example uses the same hypothetical assumptions as other mutual fund prospectuses:

      - $10,000 original investment

      - 5% annual return

      - No changes in operating expenses

      - Reinvestment of all dividends and distributions

       1 year            3 years            5 years            10 years
       ----------------------------------------------------------------

       $  117              $ 365              $ 633             $ 1,398


The figures in the example would be the same whether you sold your shares at the end of the period or kept them. Because actual return and expenses may be different, this example is for comparison purposes only.

UNDERSTANDING FUND EXPENSES

MANAGEMENT FEES
Fee paid to the adviser for the supervision of the fund's investment program.

OTHER EXPENSES
Fees paid by the fund for miscellaneous items such as transfer agency, administration, custodian, professional and registration fees.

                                     Burnham
                        U.S. Government Money Market Fund

TICKER SYMBOL              BUTXX

Subadviser

Reich & Tang Asset Management, LLC, a Delaware limited liability company whose origins date back to 1974. Reich & Tang was one of the pioneers in the money market industry. They continue to advise large institutions focusing on liquidity, yield and capital preservation in its management practices. acts as investment manager, administrator and sub-adviser to other investment companies with assets in excess of $15 billion.

Portfolio Manager

Molly Flewharty has had the primary day-to-day responsibility for the fund's portfolio since inception. Ms. Flewharty is Senior Vice-President of Reich & Tang Asset Management, LLC.

Is this fund for you?

Burnham U.S. Government Money Market Fund is best suited for investors who:

    - Seek maximum preservation of capital, liquidity and the highest possible current income

    - Are seeking stability and accessibility for investment

    - Are investing for the short term

    - Are seeking the highest possible credit risk protection on investments

This fund's goal is non-fundamental and may be changed without shareholder approval.

THE FUND'S GOAL IS MAXIMUM CURRENT INCOME THAT IS CONSISTENT WITH MAINTAINING LIQUIDITY AND PRESERVING CAPITAL.

MAIN STRATEGIES
--------------------------------------------------------------------------------

The fund is managed to maintain a stable $1.00 per share price. The fund invests at least 80% of its assets in money market securities issued or guaranteed by the U.S. government, its agencies and instrumentalities. Certain securities are issued by government-sponsored agencies, such as the Federal National Mortgage Association ("Fannie Mae") and Federal Home Loan Mortgage Corporation ("Freddie Mac"), which may not be guaranteed or insured by the U.S. government. The fund's other investments consist primarily of repurchase agreements, although it may invest in all types of money market securities. Each security will have a remaining maturity of 13 months or less. The fund's average weighted maturity will not exceed 90 days. Its yield will go up and down with changes in short-term interest rates.

How the fund selects securities

In managing the portfolio, the subadviser looks for securities that appear to offer the best relative value based on analysis of their:

   - Interest rate sensitivity

   - Yield

   - Price

An investment committee meets weekly to determine the fund's portfolio strategy based on interest rates, availability of cash, and performance. The primary function of the committee is to develop an approved list of securities that satisfy the fund's guidelines and objectives. From time to time, the fund may emphasize, or overweight, its investments in particular types of issuers or maturities to increase current yields.

The fund may lend its portfolio securities to further enhance investment returns. These loans are secured by the delivery to the fund of cash collateral, which may be invested in short-term debt securities and money market funds. The fund may make loans only to broker-dealers who are members of the New York Stock Exchange (NYSE), or who have net capital of at least $10,000,000. Such loans will not be made against less than 100% cash collateral maintained at 100% of the market value (marked-to-market daily) of the loaned securities. Loans will be made only if the fund can terminate the loan at any time.


                    DEFINITION OF A MONEY MARKET FUND

                    A money market fund is a pool of assets investing in U.S. dollar-denominated short-term debt obligations. Because of the high degree of safety they provide, money market funds typically offer the lowest return of any type of mutual fund.


MAIN RISKS
--------------------------------------------------------------------------------

The main risk of the fund is the level of short-term interest rates. There is little risk of principal loss because the fund is managed to maintain a stable $1.00 share price. However, the fund may be unable to avoid principal losses if interest rates rise sharply in an unusually short period of time. If short-term interest rates rise steeply, the prices of money market securities could fall and threaten the $1.00 share price that the fund tries to maintain.

In addition, the fund's yield will vary; it is not fixed for a specific period like the yield on a bank certificate of deposit. This may be an advantage when interest rates are rising but not when they are falling.


If the fund lends portfolio securities, there is a risk that the borrower may fail to return the securities. As a result, the fund may incur a loss or, in the event of a borrower's bankruptcy, may be delayed in, or prevented from, liquidating the collateral.


The Fund's investments in repurchase agreements are subject to the risk that the seller defaults on its obligation to repurchase the securities under the repurchase agreement. The Fund may encounter delay and incur costs before being able to sell the securities. Such a delay may involve loss of interest or decline in price of the securities.

An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share it is possible to lose money by investing in the fund.

MONEY MARKET FUND YIELD

     The fund's current yield reflects the relationship between the fund's current level of annual income and its price on a particular day.

Types of Money Market Securities

U.S. TREASURY SECURITIES

Debt obligations, including bills, notes, bonds and other debt securities sold by the U.S. Treasury that mature in one year or less and are backed by the U.S. government.

U.S. GOVERNMENT AGENCY AND OTHER OBLIGATIONS

Debt obligations of U.S. government agencies. The fund will invest only in agency securities backed by the full faith and credit of the U.S. government.

REPURCHASE AGREEMENTS

Contracts, usually involving U.S. government securities, under which one party sells and agrees to buy back securities at a fixed price on a designated date.

PAST PERFORMANCE
--------------------------------------------------------------------------------
The chart and table below describe the fund's performance history. All mutual funds present this information so that you can compare funds more readily. Bear in mind that past performance is not a guarantee of future performance.

The bar chart shows the fund's annual total returns for each full calendar year since inception. Returns for the fund's single best and single worst quarters give some indication of how widely short-term performance has varied.

RETURN FOR BURNHAM U.S. GOVERNMENT MONEY MARKET FUND*

                              [PERFORMANCE GRAPH OMITTED]


2000     2001      2002
5.57%    3.28%     1.00%


BEST QUARTER:        1.42% IN 3RD QUARTER OF 2000
WORST QUARTER:       0.17% IN 3RD QUARTER OF 2002

*Prior to February 16, 2004 the name of the fund was Burnham U.S. Treasury Money
 Market Fund. The fund previously invested at least 80% of its assets in U.S. Treasury securities, which are backed by the full faith and credit of the U.S. government.

If you would like to know the current 7-day yield for the fund, call Burnham Shareholder Services at 1-800-462-2392.

AVERAGE ANNUAL RETURNS

The table presents the fund's average annual returns over 1 year and since inception. The fund's performance figures assume that all distributions were reinvested in the fund. The performance calculations reflect the deduction of the annual fund operating expenses.



For the following periods ending 12/31/2002      1 year     Since Inception
                                                           (October 13, 1999)

BURNHAM U.S. GOVERNMENT MONEY MARKET FUND        1.00%            3.44%



FEES AND EXPENSES
The table below describes the fees and expenses you could expect as an investor in the fund. SHAREHOLDER FEES are one-time expenses charged directly to you. ANNUAL FUND OPERATING EXPENSES come out of fund assets and are reflected in the fund's total return.

FEE TABLE

SHAREHOLDER FEES                                                      NONE
   fees paid directly from your investment

ANNUAL FUND OPERATING EXPENSES
   expenses that are deducted from fund assets



Management fees                                                       0.40%
Distribution (12b-1) fees                                             NONE
Other expenses                                                        0.49%

                                                                      -----

TOTAL ANNUAL FUND OPERATING EXPENSES                                  0.89%

                                                                      =====


EXAMPLE

This example shows what you could pay in expenses over time. To help you compare this fund's expenses with those of other funds, the example uses the same hypothetical assumptions as other mutual fund prospectuses:

   - $10,000 original investment
   - 5% annual return
   - No changes in operating expenses

   - Reinvestment of all dividends and distributions


            1 year         3 years         5 years        10 years
         ------------------------------------------------------------

            $  91          $ 284          $ 493           $ 1,096



The figures in the example would be the same whether you sold your shares at the end of the period or kept them. Because actual return and expenses may be different, this example is for comparison purposes only.

UNDERSTANDING FUND EXPENSES

MANAGEMENT FEES

Fee paid to the adviser for the supervision of the fund's investment program.

OTHER EXPENSES

Fees paid by the fund for miscellaneous items such as transfer agency, custodian, professional and registration fees.

THE INVESTMENT ADVISER

The funds' investment adviser is Burnham Asset Management Corporation, 1325 Avenue of the Americas, New York, NY 10019.

The Adviser is responsible for economic research, industry and company analysis, portfolio recommendations and all investment decisions. In return for these services, the Adviser receives a fee from each fund as described in the table below.


FEE AS A % OF AVERAGE DAILY NAV

BURNHAM FUND                                                            0.60%
--------------------------------------------------------------------------------
BURNHAM FINANCIAL SERVICES FUND                                         0.75%
--------------------------------------------------------------------------------
BURNHAM MONEY MARKET FUND                                               0.45%
--------------------------------------------------------------------------------
BURNHAM U.S. GOVERNMENT MONEY MARKET FUND                               0.40%



Total annual fund operating expenses of these funds are capped (see table below), which may reduce the Adviser's fee. Although the Adviser currently intends to continue to cap expenses through fee waivers and/or expense reimbursements, this voluntary action by the Adviser may be discontinued on 30 days notice. Any waiver or reimbursement by the Adviser is subject to repayment by the funds within the following three years if the funds are able to make the repayment without exceeding their current expense limits. The caps do not apply to transaction costs, taxes, interest charges or extraordinary or litigation expenses.

OPERATING EXPENSE CAP AS A % OF AVERAGE DAILY NAV

                                              CLASS A SHARES      CLASS B SHARES

BURNHAM FUND                                           1.39%               2.14%
--------------------------------------------------------------------------------
BURNHAM FINANCIAL SERVICES FUND                        1.60%               2.35%
--------------------------------------------------------------------------------
BURNHAM MONEY MARKET FUND                              0.97%                 n/a
--------------------------------------------------------------------------------
BURNHAM U.S. GOVERNMENT MONEY MARKET FUND               n/a                  n/a

YOUR ACCOUNT

As an investor, you have flexibility in choosing a share class, setting up your account, making exchanges between funds and withdrawing money from your account. In this section, you will find detailed information about the various options available to you. It is important to read the entire section so that you will understand all of the factors--including tax liability, sales charges, and transaction volume--that should influence your investment decisions.


CHOOSING A SHARE CLASS
--------------------------------------------------------------------------------

WHY TWO SHARE CLASSES?

By offering two share classes, a fund allows you to choose the method of purchasing shares that is the most beneficial given the amount of your purchase, length of time you expect to hold your shares and other relevant circumstances.

Shares of Burnham Money Market Fund and Burnham U.S. Government Money Market Fund are offered in one class only, with no sales charge. Burnham Fund and Burnham Financial Services Fund offer shares in two classes. Shares of Burnham Money Market Fund and Burnham U.S. Government Money Market Fund are not subject to any 12b-1 distribution or service fees.

CLASS A SALES CHARGES


Front-end sales charge decreases with the amount you invest and is included in the offering price [see schedule]

Rule 12b-1 fee of 0.25% annually of average net asset value


CLASS A SALES CHARGES

AMOUNT INVESTED                    SALES CHARGE
                                 % OFFERING PRICE                % NAV

less than $50,000                     5.00%                       5.26%
$50,000-$99,999                       4.50%                       4.71%
$100,000-$249,999                     4.00%                       4.17%
$250,000-$499,999                     3.00%                       3.09%
$500,000-$999,999                     2.00%                       2.04%
$1,000,000 and above                   --*                         --*


*PURCHASES OF $1 MILLION OR MORE (CLASS A SHARES) The following CDSC will be imposed on investments over $1 million if shares are sold within two years of purchase. The charge is calculated from the NAV at the time of purchase or sale, whichever is lower.

PURCHASE-TO-SALE PERIOD CDSC

Less than 1 year        1.00%
1-2 years               0.50%


CLASS B DEFERRED SALES CHARGE


Contingent deferred sales charge (CDSC) decreases with the amount of time you hold your shares [see schedule]

Rule 12b-1 fee of 0.75% and service fee of 0.25% annually of average net asset value

Maximum purchase $250,000

PURCHASE-TO-SALE PERIOD               CDSC
less than 1 year                      5.00%
1-2 years                             4.00%
2-4 years                             3.00%
4-5 years                             2.00%
5-6 years                             1.00%
6 years and longer                     --


Shares not subject to CDSC are redeemed first; remaining shares are redeemed in the order purchased. No CDSC applies to shares that:

  - Represent increases in the NAV above the net cost of the original investment

  - Were acquired through reinvestment of dividends or distributions

After 8 years, Class B shares automatically convert to Class A.

CALCULATION OF NET ASSET VALUE
Each fund calculates its net asset value per share (NAV) of each class at the close of regular trading on the New York Stock Exchange (generally 4:00 p.m. eastern time) on each business day as defined in the Statement of Additional Information. If the New York Stock Exchange closes early, the time for calculating the NAV and the deadline for share transactions will be accelerated to the earlier closing time. Purchase and redemption orders received before the regular close of the New York Stock Exchange will be executed at the offering price calculated at that day's closing.


SALES CHARGE WAIVERS

Under certain conditions, the following investors can buy Class A shares without a sales charge:

 - Shareholders of the Burnham Fund who purchased shares directly from the fund before August 27, 1998
 - Officers, directors, trustees, employees of the adviser, the fund's distributor and any of their affiliated companies, and immediate family members of any of these people
 - Employee benefit plans having more than 25 eligible employees or a minimum of $250,000
 - Employees of dealers that are members of the National Association of Securities Dealers, Inc. (NASD), members of their immediate families, and their employee benefit plans
 - Certain trust companies, bank trust departments and investment advisers that invest on behalf of their clients and charge account management fees
 - Participants in no-transaction fee programs of discount brokerages that maintain an omnibus account with the funds
 - Individuals investing distributions from tax-deferred savings and retirement plans
 - Individuals purchasing shares with redemption proceeds (made within the previous 180 days) of another mutual fund where a sales charge has previously been assessed. Proof of the date redemption will be required.

 - All retirement plan transfer of assets (TOA) established directly with the funds utilizing PFPC Trust Company as the plans' custodian.


CDSC charges will be waived on redemptions of Class B shares in connection with:

 - Distributions from certain employee tax-qualified benefit plans
 - Any shareholder's death or disability
 - Withdrawals under an automatic withdrawal plan, provided the annual withdrawal is less than 10% of your account's original value.

   CLASS B MAY NOT BE SUITABLE FOR INVESTORS THAT ANTICIPATE WITHDRAWING MORE THAN 10% OF THE ACCOUNT'S ORIGINAL VALUE PER ANNUM.


WAYS TO REDUCE SALES CHARGES
Investors can reduce or eliminate sales charges on Class A shares under certain conditions.

COMBINED PURCHASE
Purchases made at the same time by an individual, his or her spouse and any children under the age of 21 are added together to determine the sales charge rate. Shares held in the Trust's money market funds should also be taken into consideration when calculating your combined total.


RIGHT OF ACCUMULATION
If you already hold Class A shares of a fund, the sales charge rate on additional purchases can be based on your total Class A shares in the fund. Shares held in the Trust's money market funds should also be taken into consideration when calculating your combined total.


LETTER OF INTENT
This non-binding agreement allows you to purchase Class A shares over a period of 13 months with the sales charge that would have applied if you had purchased them all at once.

COMBINATION PRIVILEGE
You can use the combined total of Class A shares of multiple Burnham funds for the purpose of calculating the sales charge. Shares held in the Trust's money market funds should also be taken into consideration when calculating your combined total.


PLEASE NOTE:
You must advise your dealer, the transfer agent or the fund if you qualify for a reduction and/or waiver in sales charges.


DETERMINATION OF SHARE PRICE
The NAV per share of each class of a fund is the total value of its assets attributable to a class less its liabilities attributable to that class, divided by the total number of outstanding fund shares of that class. Each fund's securities are valued on the basis of either market quotations or fair value pricing, which may include the use of pricing services. Because foreign markets and U.S. markets are open at different times, the value of a fund's securities may change on days when you can't buy or sell fund shares. On some occasions, the fund may use fair-value prices for foreign securities, which may be different from the values used by other funds.


HOW TO BUY SHARES
--------------------------------------------------------------------------------

MINIMUM PURCHASE AMOUNT
                                       INITIAL PURCHASE     SUBSEQUENT PURCHASES

Individual retirement accounts         $50                  $50
Automatic investment program           $50                  $50
All other funds and programs           $1,000               $250

These amounts may be waived or changed at the funds' discretion.

METHOD                         PROCEDURE
--------------------------------------------------------------------------------
MAIL      Open an account      Complete and sign the application form. Send a
                               check drawn on a U.S. bank for at least the minimum amount required, make the check payable to "Burnham Investors Trust." Send the check and application form to the address below.


          Open an IRA          Shares of the funds are available for
                               purchase through Individual Retirement Accounts
                               (IRAs) and other retirement plans. An IRA application and further details about IRAs and other retirement plans are available from the distributor by calling 1-800-874-3863 or your investment professional.


          Subsequent purchase  Send in a check for the appropriate
                               minimum amount (or more) with your account name and number. For your convenience, you may use the deposit slip attached to your quarterly account statements.

FEDERAL   Subsequent purchase  This option is available to existing open
FUNDS WIRE                     accounts only. New accounts must complete an
                               application form and forward payment to the address listed below.


          Wire address             PNC Bank
                                   Philadelphia, PA
                                   ABA No: 031000053
                                   FFC Account Number: 86-0690-6049
                                   Attn: [Name and Class]
                                   Burnham Investors Trust Funds Account Name
                                   Burnham Investors Trust Funds Account Number

--------------------------------------------------------------------------------
AUTOMATIC                      You can make automatic monthly, quarterly or
INVESTMENT                     annual purchases (on the 5th or 15th day of each
PROGRAM                        month) of $50 or more. To activate the automatic
                               investment plan, complete an account application notifying the funds. Your investment may come from your bank account or from your balance in the Burnham Money Market Fund or Burnham U.S.
                               Government Money Market Fund. You may change the purchase amount or terminate the plan at any time by writing to the funds.

--------------------------------------------------------------------------------
ELECTRONIC                     To purchase shares via electronic funds transfer,
FUNDS TRANSFER                 check this option on your account application
                               form. Your bank must be a member of the ACH
                               system.
--------------------------------------------------------------------------------
AUTHORIZED BROKER/DEALER OR    Contact your broker/dealer or investment
INVESTMENT PROFESSIONAL        professional to set up a new account, purchase
                               fund shares, and make subsequent investments.
                               Purchase orders that are received by your broker/ dealer or investment professional before 4:00 p.m. eastern time on any business day and properly forwarded by the broker/dealer or investment professional to the transfer agent will receive that day's NAV. Your broker/dealer or investment professional is responsible for properly forwarding completed orders to the fund transfer agent. Broker/dealers or investment professionals may charge their customers a processing or service fee in connection with the purchase of fund shares that are in addition to the sales and other charges described in this prospectus. Shareholders should check with their broker/dealer or investment professional for specific information about any processing or service fees that they may be charged.

SEND REGULAR MAIL TO:          SEND OVERNIGHT MAIL TO:         CALL SHAREHOLDER
                                                                SERVICE AGENT:

BURNHAM INVESTORS TRUST        BURNHAM INVESTORS TRUST         PFPC Inc.
C/O PFPC INC.                  C/O PFPC INC.                   TOLL-FREE AT
P.O. BOX 9781                  760 MOORE RD                    1-800-462-2392
PROVIDENCE, RI 02940-9781      KING OF PRUSSIA, PA 19406-1212

--------------------------------------------------------------------------------
IMPORTANT INFORMATION ABOUT    In furtherance of the national effort to stop the
OPENING A NEW ACCOUNT WITH     funding of terrorism and to curtail money
THE BURNHAM FUNDS              laundering, the USA PATRIOT Act and other Federal
                               regulations require financial institutions, including mutual funds, to adopt certain policies and programs to prevent money laundering activities, including procedures to verify the identity of all investors opening new accounts.
                               Accordingly, when completing the funds' New
                               Account Application, you will be required to supply the funds with certain information for all persons owning or permitted to act on an account.
                               This information includes name, date of birth, taxpayer identification number and street address. Also as required by law, the funds employ various procedures, such as comparing the information you provide against fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct. Until such verification is made, the funds may temporarily limit additional share purchases. In addition, the funds may limit additional share purchases or close your account if they are unable to verify your identity.

HOW TO EXCHANGE AND REDEEM SHARES
--------------------------------------------------------------------------------
METHOD                   PROCEDURE
--------------------------------------------------------------------------------

BY MAIL Send a letter of instruction, an endorsed stock power or share certificates (if you hold certificate shares) to "Burnham Investors Trust" to the address below. Please be sure to specify:

                            - the fund
                            - account number
                            - the dollar value or number of shares you wish to
                              sell

                            Include all necessary signatures and any additional documents as well as a medallion signature guarantee if required. (See page __ "What is a Medallion Signature Guarantee")

--------------------------------------------------------------------------------

BY TELEPHONE                As long as the transaction does not require a
                            written or medallion signature guarantee, you or your financial professional can sell shares by calling Burnham Investors Trust at 1-800-462-2392.
                            Press 1 and follow the automated menu to speak to a customer service representative. A check will be mailed to you on the following business day. The funds have procedures to verify that your telephone instructions are genuine. These may include asking for identifying information and recording the call.
                            As long as the fund and its representatives take reasonable measures to verify the authenticity of the call, you will be held responsible for any losses cause by unauthorized telephone orders.

--------------------------------------------------------------------------------
AUTHORIZED BROKER/DEALER    If you invest through an authorized broker/dealer
OR INVESTMENT PROFESSIONAL  or investment professional, they can sell or exchange shares for you. Broker/dealers or
                            investment professionals may charge their customers
                            a processing or service fee in connection with the
                            redemption or exchange of fund shares that are in
                            addition to the sales and other charges described in
                            this prospectus. Shareholders should check with
                            their broker/dealer or investment professional for
                            specific information about any processing or
                            service fees that they may be charged.
--------------------------------------------------------------------------------
SYSTEMATIC WITHDRAWAL       If you have a share balance of at least $5,000, you
PLANS                       may elect to have monthly, quarterly or annual
                            payments of a specified amount ($50 minimum) sent to you or someone you designate. The funds do not charge for this service. See "Systematic Withdraw
                            Plan" information on page 25.

--------------------------------------------------------------------------------
BY FEDERAL FUNDS WIRE       Confirm with Burnham Investors Trust that a wire
                            redemption privilege, including your bank
                            designation, is in place on your account. Once this
                            is established, you may request to sell shares of
                            Burnham Investors Trust. Proceeds will be wired to
                            your pre-designated bank account. See "Federal Funds
                            Wire" information on page 24.
--------------------------------------------------------------------------------
BY EXCHANGE                 Read the prospectus before making an exchange. Call
                            Burnham Investors Trust at 1-800-462-2392. Press 1 and follow the automated menu to speak to a customer service representative to place your exchange.


SEND REGULAR MAIL TO:           SEND OVERNIGHT MAIL TO:         CALL SHAREHOLDER
                                                                SERVICE AGENT:


BURNHAM INVESTORS TRUST         BURNHAM INVESTORS TRUST         PFPC Inc.
C/O PFPC INC.                   C/O PFPC INC.                   TOLL-FREE AT
P.O. BOX 9781                   760 MOORE RD                    1-800-462-2392
PROVIDENCE, RI 02940-9781       KING OF PRUSSIA, PA 19406-1212


TRANSACTION POLICIES
-----------------------------------------------------------------------------

PAYING FOR SHARES

All purchases must be made in U.S. dollars and checks must be drawn on U.S. Banks. Please note that cash, credit cards, travelers checks, credit card checks or money orders will not be accepted. For Fund purchases by check, if your check does not clear for any reason, your purchase will be canceled. If your purchase is canceled for any reason, you will be responsible for any losses or fees imposed by your bank and may be responsible for losses that may be incurred as a result of any decline in the value of the canceled purchase.

FEDERAL FUNDS WIRES

A federal funds wire transaction must total at least $5,000. Your bank may also charge a fee to send or receive wires.


SHARE CERTIFICATES

The funds no longer offer or issue share certificates. Certificates were previously available to Burnham Fund Class A and B shareholders only. If you hold a certificate that was previously issued and you wish to transfer or redeem these shares, you must send them to the funds' transfer agent. If you lose a certificate, you will be charged a fee to replace it.

TELEPHONE TRANSACTIONS

The funds have procedures to verify that your telephone instructions are genuine. These may include asking for identifying information and recording the call. As long as the fund and its representatives take reasonable measures to verify the authenticity of calls, you will be held responsible for any losses caused by unauthorized telephone orders.

CHECK WRITING FOR BURNHAM MONEY MARKET FUND AND
BURNHAM U.S. GOVERNMENT MONEY MARKET FUND

You must have a Burnham Money Market Fund or a Burnham U.S. Government Money Market Fund account before adding this service. Call 1-800-462-2392 to request a Shareholder Services application to add the check writing feature.

Individual checks must be for $250 or more. You may not close a Burnham Money Market Fund or Burnham U.S. Government Money Market Fund account by writing a check.

THIRD PARTY CHECKS

Third party checks that are payable to an existing shareholder of Burnham Investors Trust, who is a natural person (not a corporation or partnership), and endorsed over to Burnham Investors Trust or PFPC Inc. will not be accepted.


REGULAR INVESTING AND DOLLAR-COST AVERAGING

Dollar-cost averaging is the practice of making regular investments over time. When share prices are high, your investment buys fewer shares. When the share price is low, your investment buys more shares. This generally lowers the average price per share that you pay over time.

Dollar-cost averaging cannot guarantee you a profit or prevent losses in a declining market.

OTHER POLICIES

Under certain circumstances, the funds reserve the right to:

  - Suspend the offering of shares

  - Reject any exchange or investment order

  - Change, suspend or revoke exchange privileges

  - Suspend the telephone order privilege without advance notice to shareholders

  - Satisfy an order to sell fund shares with securities rather than cash, for certain large orders

  - Suspend or postpone your right to sell fund shares on days when trading on the New York Stock Exchange is restricted, or as otherwise permitted by SEC

  - Change their investment minimums or other requirements for buying or selling, or waive minimums and requirements for certain investors

  - Pay redemption proceeds consisting of portfolio securities or non-cash assets for redemptions of greater than $500,000



REDEEMING SHARES
You may redeem your shares in the funds at any time. The proceeds are generally sent out within three business days after your order is executed. Sale proceeds may be delayed beyond the normal three business days:

 - In unusual circumstances where the law allows additional time if needed

 - If a check you wrote to buy shares hasn't cleared by the time you sell the shares

If you think you will need to redeem shares soon after buying them, you can avoid the check clearing time (which may be up to 15 days) by investing by wire or certified check.

EXCHANGE PRIVILEGE
Exchanges of shares have the same tax consequences as redemptions. The funds' general policy is that sales charges on investments entering the fund complex should be applied only once. Therefore, you may exchange shares freely between funds within the same share class. Each fund reserves the right to modify this policy in the future. Exchanges must meet the minimum initial investment requirements of the fund.

THE FUNDS MAY RESTRICT OR CANCEL THE EXCHANGE PRIVILEGE OF ANY PERSON THAT, IN THE OPINION OF THE FUNDS, IS USING MARKET TIMING STRATEGIES OR MAKING MORE THAN FOUR EXCHANGES PER OWNER OR CONTROLLING PERSON PER CALENDAR YEAR.


EXCESSIVE TRADING POLICY
Purchases and exchanges should be made for investment purposes only. Frequent trades in your account or accounts controlled by you can disrupt portfolio investment strategies and increase fund expenses for all fund shareholders. The funds are not intended for market timing or excessive trading. To deter such activities, the funds or their agents may temporarily or permanently suspend or terminate, without any prior notice, exchange privileges of any investor who makes more than four exchanges out of a fund in a calendar year and bar, without any prior notice, future purchases of the fund by such an investor, including transactions representing excessive trading and transactions accepted by any shareholder's financial intermediary. In addition, the funds or their agents may also reject any purchase orders (including exchange purchases) by any investor or group of investors indefinitely for any reason, including in particular, purchases orders that they believe are attributable to market timers or are otherwise excessive or potentially disruptive to the funds.

Orders placed by investors in violation of the exchange limits or the excessive trading policies or by investors that the funds believe are market timers may be revoked or cancelled by a fund on the next business day after receipt of the order.

Two types of transactions are exempt from this policy: 1) trades solely in money market funds (exchanges between a money market fund and a non-money market fund are not exempt); and 2) systematic purchases and redemptions. This policy may be modified for accounts held by certain retirement plans to conform to plan exchange limits or Department of Labor regulations, and for certain automated or pre-established exchange, asset allocation or dollar cost averaging programs. These exchange limits are subject to the funds' ability to monitor exchange activity, as discussed under "Limitations on the Ability to Detect and Curtail Excessive Trading Practices" below. In applying this policy, the funds consider the information available to them at the time and may consider trading done in multiple accounts under common ownership, control or influence.


LIMITATIONS ON THE ABILITY TO DETECT AND CURTAIL EXCESSIVE TRADING PRACTICES. Shareholders seeking to engage in excessive trading practices may deploy a variety of strategies to avoid detection, and, despite the best efforts of the Burnham funds to prevent excessive trading, there is no guarantee that the Burnham funds or their agents will be able to identify such shareholders or curtail their trading practices. The Burnham funds receive purchase and redemption orders through financial intermediaries and cannot always know or reasonably detect excessive trading which may be facilitated by these intermediaries or by the use of omnibus account arrangements offered by these intermediaries to investors. Omnibus account arrangements are common forms of holding shares of a fund, particularly among certain financial intermediaries, retirement plans and variable insurance products. These arrangements often permit multiple investors to aggregate their respective share ownership positions and purchase, redeem and exchange fund shares where the identity of the particular shareholder(s) is not known to a fund.


ACCOUNT BALANCE BELOW MINIMUM AMOUNTS

The funds reserve the right to close your account if your balance falls below the minimum initial investment amount of $1,000. Your fund will notify you and allow you 60 days to bring the account balance back up to the minimum level. This does not apply to reduced balances caused by market losses or accounts that are not subject to a minimum investment requirement. A fee of $20 will be automatically deducted from non-retirement accounts falling below minimum amounts. The valuation of accounts and deduction will take place during the last 5 business days of September.


REINSTATEMENT PRIVILEGE
You may reinvest your proceeds from a redemption in shares of the same class. The proceeds will be credited at NAV up to 120 days after the redemption of shares.

SYSTEMATIC WITHDRAWAL PLAN
A systematic withdrawal plan (SWP) is available for shareholders who maintain a share balance of at least $5,000 in fund shares and who want to receive a specific amount of cash in amounts not less than $50 either monthly, quarterly, or annually. You may subscribe to this service by contacting your account executive, or by contacting the distributor at (800) 874-FUND for a Shareholder Services application form.

The funds' transfer agent will redeem a sufficient number of your shares, held in book-entry form, at the net asset value (for Class A shares) or less the appropriate CDSC (for Class B shares) at the close of business of the NYSE on or about the 20th day of each payment month. A check will mailed to you no later than three business days following the date the shares are redeemed.

HOUSEHOLD DELIVERY OF FUND DOCUMENTS
With your consent, Burnham may send a single prospectus and shareholder report to your residence for you and any other member of your household who has an account with the funds. If you want to revoke your consent to this practice, you may do so by notifying Burnham, by phone or in writing. See "How to contact us." Burnham will begin mailing separate prospectuses and shareholder reports to you within 30 days after receiving your notice.

WHAT IS A MEDALLION SIGNATURE GUARANTEE?

A medallion signature guarantee verifies that your signature is authentic. Most banks and financial institutions can provide you with a medallion signature guarantee providing that the financial institution participates in the Medallion Program. Some charge a fee, but it is usually waived if you are a customer of the financial institution. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (NYSE MSP).

A notary public cannot provide a medallion signature guarantee.

You will need a medallion signature guarantee on a written request to sell shares in certain cases, including:


 - When selling more than $50,000 worth of shares


 - When you want your check to be payable to someone other than the owner of record, or sent somewhere other than the address of record

 - When you want the proceeds sent by wire or electronic transfer to a bank account you have not designated in advance

 - When you would like a check mailed to an address that has been changed within 30 days of your redemption request.

TAX CONSIDERATIONS AND DISTRIBUTIONS
--------------------------------------------------------------------------------

Each fund pays dividends and distributions, as described in the table below.

Unless you notify the fund otherwise, your income and capital gains distributions from a fund will be reinvested in that fund. However, if you prefer you may:

    - Receive all distributions in cash

    - Reinvest capital gains distributions, but receive your income distributions in cash

You may indicate your distribution choice on your application form upon purchase. You will pay taxes on the amount of the distribution whether you reinvest the distribution or receive it as cash.


TYPE OF DISTRIBUTION               DECLARED & PAID           FEDERAL TAX STATUS

DIVIDENDS FROM
NET INVESTMENT INCOME                                        ordinary income


    Burnham Fund                        quarterly
    Burnham Financial Services Fund     annually
    Burnham Money Market Fund           declared daily
                                        paid monthly
    Burnham U.S. Government             declared daily
      Money Market Fund                 paid monthly

--------------------------------------------------------------------------------
SHORT-TERM CAPITAL GAINS
        (all funds)                annually                  ordinary income
--------------------------------------------------------------------------------
LONG-TERM CAPITAL GAINS
        (all funds)                annually                  long term capital
                                                             gain
--------------------------------------------------------------------------------

Each fund may also pay dividends and distributions at other times if necessary for a fund to avoid U.S. federal income or excise tax. Distributions from Burnham Fund and Burnham Financial Services Fund are expected to be primarily capital gains. Distributions from Burnham Money Market Fund and Burnham U.S. Government Money Market Fund will be primarily ordinary income.

The funds issue Form 1099 tax information statements recording all distributions and redemptions for the preceding year. These forms are mailed to shareholders and to the Internal Revenue Service each year by January 31. Any shareholder who does not supply a valid taxpayer identification number to the funds may be subject to federal backup withholding.

It is a taxable event whenever you redeem or exchange shares. Generally, you will recognize a capital gain or capital loss in an amount equal to the difference between the net amount of the redemption proceeds (or in the case of an exchange, the fair market value of the shares) that you receive and your tax basis for the shares you redeem or exchange.


You should consult your tax adviser about your own particular tax situation.

Distributions are taxable in the year you receive them. In some cases, distributions you receive in January are taxable as if they were paid the previous year.

BUYING SHARES BEFORE A DISTRIBUTION

The money a fund earns, either as income or as capital gains, is reflected in its share price until the fund makes a distribution. At that time, the amount of the distribution is deducted from the share price and is either reinvested in additional shares or paid to shareholders in cash.

If you buy fund shares just before a distribution, you will get some of your investment back in the form of a taxable distribution. You can avoid this by waiting to invest until after the fund makes its distribution.


Investments in tax-deferred accounts are not affected by the timing of distribution payments because there are no tax consequences to these accounts.

BACKUP WITHHOLDING

When you fill out your application form, be sure to provide your Social Security number or taxpayer ID number. Otherwise, the IRS will require each fund to withhold 30% of all money you receive from the fund. In certain circumstances, the IRS may also require a fund to withhold 30% of such payments even when an appropriate number has been provided by a shareholder. Please note this withholding rate is reduced to 29% in years 2004 and 2005.


RETIREMENT PLANS

The funds offer a number of tax-deferred plans for retirement savings:

TRADITIONAL IRAS allow money to grow tax-deferred until you take it out at retirement. Contributions may be deductible for some investors.

ROTH IRAS also offer tax-free growth. Contributions are taxable, but withdrawals in retirement are tax-free for investors who meet certain requirements.

SEP-IRA and other types of plans are also available. Consult your tax professional to determine which type of plan may be beneficial to you.


COVERDELL EDUCATION SAVINGS ACCOUNTS (EDUCATION IRAS). Contributions are taxable, but withdrawals for eligible education expenses are tax-free for investors who meet certain requirements.

FINANCIAL HIGHLIGHTS

THESE FINANCIAL HIGHLIGHTS TABLES ARE INTENDED TO HELP YOU UNDERSTAND EACH FUND'S FINANCIAL PERFORMANCE OVER THE PAST 5 YEARS OR FOR THE LIFE OF THE FUND REPORTING PERIOD. CERTAIN INFORMATION REFLECTS FINANCIAL RESULTS FOR A SINGLE SHARE. THE TOTAL RETURNS IN EACH TABLE REPRESENT THE RATE THAT AN INVESTOR WOULD HAVE EARNED (OR LOST) ON AN INVESTMENT IN THAT FUND, ASSUMING REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS. THIS INFORMATION HAS BEEN AUDITED BY PRICEWATERHOUSECOOPERS LLP, WHOSE REPORT, ALONG WITH THE FUNDS' FINANCIAL STATEMENTS, IS INCLUDED IN THE ANNUAL REPORT, WHICH IS AVAILABLE UPON REQUEST.

BURNHAM FUND FINANCIAL HIGHLIGHTS

FOR THE YEAR ENDED DECEMBER 31,             2002    2001     2000    1999    1998        2002     2001    2000    1999     1998
-------------------------------------------------------------------------------------------------------------------------------
                                            CLASS A SHARES                               CLASS B SHARES
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
   Beginning of year ($)                   30.65    38.70    41.71    34.31    30.04     31.19     39.36    42.66   35.21    30.75
                                         ------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
Net investment income / (loss)              0.21     0.22     0.05     0.06     0.25      0.01     (0.03)   (0.23)  (0.17)    0.03
Net gain(loss) on securities
  and purchased options (both realized
  and unrealized)                          (7.25)   (5.67)    0.88    10.52     5.97     (7.35)    (5.75)    0.84   10.70     6.12
                                         ------------------------------------------------------------------------------------------
Total from investment operations           (7.04)   (5.45)    0.93    10.58     6.22     (7.34)    (5.78)    0.61   10.53     6.15

LESS DISTRIBUTIONS
Dividends
  (from net investment income)             (0.18)   (0.21)   (0.03)   (0.10)   (0.32)       --        --       --     --     (0.06)
Distributions from net capital gains
  (from securities and
  options transactions)                    (0.58)   (2.39)   (3.91)   (3.08)   (1.63)    (0.58)    (2.39)   (3.91)  (3.08)  (1.63)
                                         ------------------------------------------------------------------------------------------
Total distributions                        (0.76)   (2.60)   (3.94)   (3.18)   (1.95)    (0.58)    (2.39)   (3.91)  (3.08)  (1.69)
                                         ------------------------------------------------------------------------------------------
Net asset value,
  end of year ($)                          22.85    30.65    38.70    41.71    34.31     23.27     31.19    39.36   42.66    35.21
                                         ------------------------------------------------------------------------------------------
Total return (%)+                         (23.14)  (14.26)    2.07    32.71    22.08    (23.69)   (14.88)    1.26   31.60    21.16

RATIO/SUPPLEMENTAL DATA
Net assets (in $ 000's),
end of year                              114,199  158,459  194,565  193,092  156,736     4,929     7,605     7,158   5,101    2,408
                                         ------------------------------------------------------------------------------------------
Ratio of total expenses after
reimbursement to average
net assets (%)                              1.39     1.37     1.34     1.34     1.30      2.13      2.12      2.09    2.09     2.08

Ratio of total expenses before
reimbursement to average
net assets (%)                              1.39     1.23     1.39     1.44     1.32      2.13      1.98      2.14    2.20     2.18
                                         ------------------------------------------------------------------------------------------
Ratio of net income to average              0.78     0.64     0.12     0.12     0.80      0.05     (0.11)   (0.63)   (0.63)    0.03
 net assets (%)
                                         ------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                 94.1     68.4     49.6     42.2     54.7      94.1      68.4     49.6     42.2     54.7


-------------------------------------------------------------------------------

+ Total return assumes dividend reinvestment and does not reflect the effect of sales charges. Total return would have been lower in the absence of the expense waiver.

BURNHAM FINANCIAL SERVICES FUND FINANCIAL HIGHLIGHTS



FOR THE YEAR ENDED DECEMBER 31,             2002    2001     2000    1999*               2002       2001      2000    1999*
-------------------------------------------------------------------------------------------------------------------------------
                                            CLASS A SHARES                               CLASS B SHARES
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
   Beginning of period ($)                 15.80    13.93     9.79     10.00             15.59      13.82     9.75    10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income / (loss)              0.08++   0.18++   0.06      0.02             (0.05)++    0.06++   0.01    (0.00)**
Net gain(loss) on securities and options
  (both realized and unrealized)            2.69     3.79     4.99     (0.21)             2.62       3.75     4.91    (0.25)
                                         -------------------------------------------------------------------------------------
Total from investment operations            2.77     3.97     5.05     (0.19)             2.57       3.81     4.92    (0.25)

LESS DISTRIBUTIONS
Dividends
  (from net investment income)             (0.05)   (0.13)   (0.06)    (0.02)               --      (0.07)     --        --
Distributions from capital gains
  (from securities and
  options transactions)                    (0.19)   (1.97)   (0.85)       --             (0.19)     (1.97)   (0.85)      --
                                         -------------------------------------------------------------------------------------
Total distributions                        (0.24)   (2.10)   (0.91)    (0.02)            (0.19)     (2.04)   (0.85)      --
                                         -------------------------------------------------------------------------------------
Net asset value,
  end of period ($)                        18.33    15.80    13.93      9.79             17.97      15.59    13.82     9.75
                                         -------------------------------------------------------------------------------------
Total return (%)***                        17.55    29.28    52.78     (1.90)            16.50      28.38    51.62    (2.50)

RATIO/SUPPLEMENTAL DATA
Net assets (in $000's),
end of period                             71,903   23,710    7,964     2,983             8,201      2,565      116       56
                                         -------------------------------------------------------------------------------------
Ratio of total expenses after
reimbursement to average
net assets (%)                              1.60     1.60     1.60      1.60+             2.34       2.34     2.35     2.35+
                                         -------------------------------------------------------------------------------------
Ratio of total expenses before
reimbursement to average
net assets (%)                              1.60     1.95     4.16      7.42+             2.34       2.70     4.91     8.17+
                                         -------------------------------------------------------------------------------------
Ratio of net income to average
net assets (%)                              0.47     1.12     0.81      0.69+            (0.27)      0.37     0.06    (0.06)+
                                         -------------------------------------------------------------------------------------
Portfolio turnover rate (%)                219.6    535.4    327.5      89.6             219.6      535.4   327.5     89.6
                                         -------------------------------------------------------------------------------------

*   Burnham Financial Services Fund commenced operations on June 7, 1999
**  Less than $(0.01) per share
*** Total return is not annualized for the period 6/7/99 - 12/31/99. Total return assumes dividend reinvestment and does not reflect the effect of sales charges. Total return would have been lower in the absence of the expense waiver.
+   Annualized
++  Per share values have been calculated using the average shares method.

BURNHAM MONEY MARKET FUND FINANCIAL HIGHLIGHTS


For the period ended December 31,      2002        2001     2000        1999*
-----------------------------------------------------------------------------
NET ASSET VALUE,
   Beginning of period ($)             1.00       1.00     1.00        1.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income                  0.010      0.033    0.055       0.028
Net gains on securities
  (both realized and unrealized)          --         --    0.000***    0.000***
                                       --------------------------------------
Total from investment operations       0.010       0.033    0.055       0.028

LESS DISTRIBUTIONS
Dividends
  (from net investment income)        (0.010)   (0.033)   (0.055)     (0.028)
Distributions from capital gains
  (from securities transactions)          --        --        --      (0.000)***
                                       --------------------------------------
Total distributions                   (0.010)   (0.033)   (0.055)    (0.0028)
                                      ---------------------------------------
Net asset value,
  end of period ($)                     1.00     1.00      1.00        1.00
                                       ---------------------------------------
Total return (%)**                      1.00%    3.36      5.66        2.97

RATIO/SUPPLEMENTAL DATA
Net assets (in $000's),
end of period                         39,927    52,749    53,150      32,911
                                      ---------------------------------------
Ratio of total expenses after
reimbursement to average
net assets (%)                          0.97    0.97      0.97        0.88+
                                      ---------------------------------------
Ratio of total expenses before
reimbursement to average
net assets (%)                          1.15    0.94      1.12        1.14+
                                      ---------------------------------------
Ratio of net income to average
net assets (%)                          0.99    3.36      5.52        4.58+
                                      ---------------------------------------

*   Burnham Money Market Fund commenced operations on May 3, 1999
** Total return is not annualized for the period 5/3/99 - 12/31/99. Total return would have been lower in the absence of the expense cap.
*** Less than $(0.001) per share
+   Annualized

BURNHAM U.S. GOVERNMENT MONEY MARKET FUND FINANCIAL HIGHLIGHTS (1)


For the period ended December 31,      2002      2001       2000       1999*
-----------------------------------------------------------------------------
NET ASSET VALUE,
   Beginning of period ($)             1.00      1.00       1.00       1.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income                 0.010     0.032      0.053       0.010
                                    ----------------------------------------
Total from investment operations      0.010     0.032      0.053       0.010

LESS DISTRIBUTIONS
Dividends
  (from net investment income)       (0.010)   (0.032)    (0.053)     (0.010)
                                    ----------------------------------------
Total distributions                  (0.010)   (0.032)    (0.053)     (0.010)
                                    ----------------------------------------
Net asset value,
  end of period ($)                    1.00      1.00       1.00       1.00
                                    ----------------------------------------
Total return (%)**                     1.00      3.28       5.57       1.01

RATIO/SUPPLEMENTAL DATA
Net assets (in $000's),
end of period                       139,465   140,019    133,846     83,382
                                    ----------------------------------------
Ratio of total expenses after
reimbursement to average
net assets (%)                         0.90      0.87       0.86      0.75+
                                    ----------------------------------------
Ratio of total expenses before
reimbursement to average
net assets (%)                         0.89      0.83       0.88      0.86+
                                    ----------------------------------------
Ratio of net income to average
net assets (%)                         1.00      3.19       5.39      4.66+
                                    ----------------------------------------

(1) Prior to February 16, 2004, the name of the fund was Burnham U.S. Treasury Money Market Fund.
* Burnham U.S. Government Money Market Fund commenced operations on October 13, 1999
** Total return is not annualized for the period 10/13/99 - 12/31/99. Total return would have been lower in the absence of the expense cap.
+   Annualized

           The following notice does not constitute part of and is not incorporated into the prospectus for the Company

                             BURNHAM INVESTORS TRUST
                                 Privacy Policy

Burnham Investors Trust Funds honors your relationship with us, and we respect the confidentiality and security of your private personal and financial information. Our Privacy Policy is in place to protect your information while serving your investment needs.

We ask for personal information about you when you open an account with our mutual funds. This information may include your name, address, social security number, account statements, and information from third parties such as other banks or brokerage firms. We use this information to evaluate and serve your financial needs, to fulfill your investment requests and complete your transactions.

Burnham Investors Trust Funds along with its Investment Advisor, Burnham Asset Management Corp. and its Principal Distributor, Burnham Securities Inc. use affiliates in order to provide you with a full range of services, and we may share aspects of your personal information in the course of conducting your business. We will not sell, market or otherwise disclose any information about you or your account to any third party or individual.

In order to service your account, we may need to work with unaffiliated parties for services such as account maintenance or administration. We maintain strict guidelines reflecting their business standards and their privacy policies. We also restrict access to your nonpublic, personal information to those employees, agents and parties who need to know the information in order to process your transactions or supervise your account. If you ask us to provide information to one of your agents, for example your accountant or attorney, we will honor that request. Our industry is regulated, and at times we are obliged to disclose information during routine audits by U.S. government regulators or other official regulatory agencies. The purpose of these audits is to review our firms' compliance with the rules and regulations of our industry, to detect fraud or unauthorized transactions, or to comply with a court order.

We also maintain safeguards that comply with federal and technological standards to safeguard your data. We regularly evaluate and update our systems to ensure the highest levels of security.

If you have any questions, please do not hesitate to contact us at 1-800-462-2392.


For purposes of our Privacy Policy, we refer to our customers as "you" and to Burnham Investors Trust mutual funds, "we" or "us." Our Privacy Policy also applies to our former customers.

THE BURNHAM FAMILY OF FUNDS aims to give investors the tools to build prudent investment portfolios. The funds offer a variety of approaches to stock investing, as well as two money market funds.


   Burnham U.S.       Burnham                                            Burnham
   Government Money   Money Market                                     Financial
   Market Fund        Fund                      Burnham Fund       Services Fund
--------------------------------------------------------------------------------

MORE                                                                        MORE
CONSERVATIVE                                                          AGGRESSIVE


WHERE TO GET
   MORE
INFORMATION


ANNUAL AND SEMI-ANNUAL REPORTS
--------------------------------------------------------------------------------

These include commentary from the fund managers on the market conditions and investment strategies that significantly affected the funds' performance during the last fiscal year, detailed performance data, a complete inventory of the funds' securities, and a report from the funds' auditor.


STATEMENT OF ADDITIONAL INFORMATION (SAI)
--------------------------------------------------------------------------------
The SAI contains more detailed disclosure on features and policies of the funds. A current SAI has been filed with the Securities and Exchange Commission and is incorporated by reference into this document (that is, it is legally a part of this prospectus). Information about the funds (including the SAI) can be reviewed and copied at the Commission's Public Reference Room in Washington, D.C.

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the funds are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.

HOW TO CONTACT US

You can obtain these documents free of charge by contacting your dealer or:

DISTRIBUTOR:
        Burnham Securities Inc.
        1325 Avenue of the Americas, 26th Floor
        New York, NY 10019

        phone: 1-800-874-FUND (3863)
        internet: www.burnhamfunds.com
        email: contact@burnhamfunds.com


SEC file number: 811-994